Mail to: PO Box 308 Trenton, NJ 08646

STATE OF NEW JERSEY
DIVISION OF REVENUE

"FEE REQUIRED" **PUBLIC RECORDS FILING FOR NEW BUS**

Fill out all information below INCLUDING INFORMATION FOR ITEM 11, and sign this form constitutes your original certificate of incorporation/formation/registration/au form is considered public. Refer to the instructions for delivery/return options, filing fe remit the appropriate fee amount. Use attachments if more space is required for any field,

OP

FILED
JAN 1 1 2008
STATE TREASURER

0100988206

1. Business Name:
Prescription Corporation of America

2. Type of Business Entity: D P ___
(See Instructions for Codes, Page 21, Item 2)

3. Business Purpose: Pharmaceutical Sales
(See Instructions, Page 22, Item 3)

4. Stock (Domestic Corporations only; LLCs and Non-Profit leave blank):
2,000

5. Duration (If Indefinite or Perpetual, leave blank):

6. State of Formation/Incorporation (Foreign Entities Only):

7. Date of Formation/Incorporation (Foreign Entities Only):

8. Contact Information:
Registered Agent Name: Joseph Drucker, Attorney at Law

Registered Office:
(Must be a New Jersey street address)
Street 43 Sawgrass Street
City Jackson, New Jersey Zip 08527

Main Business or Principal Business Address:
Street 36 Kevin Drive
City Flanders State NJ Zip 07836

9. Management (Domestic Corporations and Limited Partnerships Only)
- For-Profit and Professional Corporations list initial Board of Directors, minimum of 1;
- Domestic Non-Profits list Board of Trustees, minimum of 3;
- Limited Partnerships list all General Partners.

Name	Street Address	City	State	Zip
Gary Sakulski	36 Kevin Drive	Flanders	NJ	07836
Joseph Drucker	43 Sawgrass Street	Jackson	NJ	08527

The signatures below certify that the business entity has complied with all applicable filing requirements pursuant to the laws of the State of New Jersey.

10. Incorporators (Domestic Corporations Only, minimum of 1)

Name	Street Address	City	State	Zip
Gary Sakulski	36 Kevin Drive	Flanders	NJ	07836
Joseph Drucker	43 Sawgrass Street	Jackson	NJ	08527

Signature	Name	Title	Date
[signature]	Gary Sakulski	President	1/11/08
[signature]	Joseph Drucker	Secretary	1/11/08